Exhibit 10.37

NOVOSTE CORPORATION

2002 CHIEF EXECUTIVE OFFICER STOCK OPTION PLAN

Section 1. Purpose.

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining a Chief Executive Officer capable of contributing to the future success of the Company, to offer such person incentives to put forth maximum efforts for the success of the Company’s business and to afford such person an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)       “Affiliate” shall mean (i) any person or entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any person or entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)      “Award” shall mean any Option granted under the Plan.

(c)       “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(d)      “Board” shall mean the Board of Directors of the Company.

(e)       “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)       “Committee” shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3.

(g)      “Company” shall mean Novoste Corporation, a Florida corporation, and any successor corporation.

(h)      “Director” shall mean a member of the Board.

(i)       “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares as of a given date shall be, if the Shares are then quoted on the Nasdaq Stock Market, the closing sale price on the immediately preceding trading date as reported on the Nasdaq Stock Market; provided, however, that if no closing sale price shall have been made within ten business days preceding such relevant date, or if deemed appropriate by the Committee for any reason, the Fair Market Value of such Shares shall be determined by the Committee. In no event shall the Fair Market Value of any Share be less than its par value.

(j)       “Incentive Stock Option” shall mean an option intended to meet the requirements of Section 422 of the Code or any successor provision.

(k)      “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(l)       “Option” shall mean Non-Qualified Stock Option.

(m)     “Participant” shall mean Alfred J. Novak, the current Chief Executive Officer of the Company.

(n)      “Person” shall mean any individual, corporation, partnership, association or trust.

(o)      “Plan” shall mean the Novoste Corporation 2002 Chief Executive Officer Stock Option Plan, as amended from time to time, the provisions of which are set forth herein.

(p)      “Rule 10b5-1 Plan” shall mean a trading plan adopted by a Person that is intended to comply with the requirements of Rule 10b5-1 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(q)      “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(r)       “Shares” shall mean shares of Common Stock, $.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

Section 3. Administration.

(a)       Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (ii) determine the terms and conditions of any Award or Award Agreement; (iii) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options; (iv) determine whether, to what extent and under what circumstances Awards may be canceled, forfeited or suspended; (v) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (vi) appoint such agents and establish, amend, suspend or waive such rules and regulations as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon the Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

(b)      Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

(c)       Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards.

(a)       Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 700,000 and shall be subject to adjustment as provided herein. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise.

(b)      Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(c)       Adjustments.

(i)        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, issuance of warrants or other rights to purchase Shares or other securities of the Company to all holders of common stock pro rata whether as a dividend or otherwise or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (A) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (B) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (C) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

(ii)       In the event that the Company is a party to a merger or consolidation, the Option granted under this Plan shall be subject to the agreement of merger or consolidation. Such agreement, without the Participant’s consent, may provide for:

(A)  The continuation of the Option by the Company (if the Company is the surviving corporation);

(B)  The assumption of the Plan and the Option by the surviving corporation or its parent;

(C)  The substitution by the surviving corporation or its parent of options with substantially the same terms for the Option as contemplated by this Section 4(c)(i) of the Plan; or

(D)  The cancellation of the Option provided that the Participant shall have the right immediately prior to such merger or consolidation to exercise the Option in whole or in part, whether or not the Participant’s right to exercise the Option has otherwise vested pursuant to the Participant’s Award Agreement.

Section 5. Eligibility.

Only the Participant shall be eligible for an Award under the Plan and the only grant is the new-hire grant.

Section 6. Awards.

(a)       Options. The Committee is hereby authorized to grant Options to the Participant with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)        Exercise Price. The purchase price per Share purchasable under an Option shall be 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)       Option Term. The term of each Option shall be fixed by the Committee.

(iii)     Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made; provided, however, that no Shares may be surrendered in payment of the exercise price if originally acquired by the Participant from the Company within six months of the date of the current exercise.

(b)      General.

(i)        No Cash Consideration for Awards. Awards shall be granted for no cash consideration.

(ii)       Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

(iii)     Limits on Transfer of Awards. No Award shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, the Participant may, in the manner established by the Committee, (a) transfer Awards to family members by gift, (b) transfer any Award by domestic order to a family member or (c) designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s agent pursuant to a Rule 10b5-1 Plan, guardian or legal representative. No Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(iv)     Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange (including the Nasdaq Stock Market, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments.

(a)       Amendments to the Plan. The Committee may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)        would violate the rules or regulations of the Nasdaq Stock Market or any securities exchange that are applicable to the Company; or

(ii)       decrease the grant or exercise price of any Option to less than Fair Market Value on the date of the grant; or

(iii)     increase the total number of Shares that may be issued under the Plan.

(b)      Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

(c)       Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding; Tax Bonuses.

(a)       Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from the Participant. In order to assist the Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

(b)      Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to the Participant to be paid upon his exercise or receipt of Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt. The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9. General Provisions.

(a)       No Rights to Awards. The Participant shall not have any claim to be granted any Award under the Plan.

(b)      No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(c)       No Right to Employment. The grant of an Award shall not be construed as giving the Participant the right to be retained in the employment of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company may at any time dismiss the Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan, in any Award Agreement or in an employment agreement.

(d)      Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Florida without regard to choice law provisions thereof.

(e)       Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(f)       No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and the Participant or any other Person. To the extent that the any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(g)      No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(h)      Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

The Plan shall be effective as of October 16, 2002.

Section 11. Term of the Plan.

No Award shall be granted under the Plan after October 16, 2012 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.

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